    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997


                                                       REGISTRATION NO. 333-5013

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                           --------------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                   FORM SB-2

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                     THE HISTORIC BELLEFONTE BREWERY, INC.
             (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                        2082                  25-6536769
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of
incorporation or organization)   Classification Code Number)     Identification
                                                                    Number)

                                  P.O. BOX 389
                              BELLEFONTE, PA 16823
                           (814) 355-5556 (EXT. 111)
   (Address and telephone number of registrant's principal executive offices)

                               367 PHOENIX AVENUE
                              BELLEFONTE, PA 16823
               (Address of intended principal place of business)

                              EDWARD J. LAUTH, III
                               ONE AQUAPENN DRIVE
                              MILESBURG, PA 16853
                           (814) 355-5556 (EXT. 111)
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           --------------------------

                                    COPY TO:
                             JUSTIN P. KLEIN, ESQ.
                       BALLARD SPAHR ANDREWS & INGERSOLL
                         1735 Market Street, 51st Floor
                          Philadelphia, PA 19103-7599
                                 (215) 665-8500
                           --------------------------


    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. / /


    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

    Registrant files this Post-Effective Amendment to its Registration Statement on Form SB-2 pursuant to Rule 477 to withdraw all 1,250,000 shares of common stock, no par value, of the Registrant, registered pursuant to Registration Statement No. 333-5013. Withdrawal of Registration Statement
No. 333-5013 is consistent with the public interest and the protection of investors.
-------------------------------------------------------------------------------

                                   SIGNATURES


       In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this Post-effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, in the City of Bellefonte, Pennsylvania, on the 30th day of April, 1997.



                                          THE HISTORIC BELLEFONTE BREWERY, INC.

                                          By:      /s/ EDWARD J. LAUTH, III

                                             -----------------------------------
                                                    Edward J. Lauth, III
                                                    CHAIRMAN AND DIRECTOR

                                   SIGNATURES


    In accordance with the requirements of the Securities Act of 1933, this Post-effective Amendment No. 1 to Registration Statement was signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURES                                       TITLE                         DATE
------------------------------------------------------  ------------------------------------  -------------------

               /s/ EDWARD J. LAUTH, III                 Chairman and Director (Principal
     -------------------------------------------         Executive Officer and Principal        April 30, 1997
                 Edward J. Lauth, III                    Financial and Accounting Officer)

                 /s/ MATTHEW J. SUHEY
     -------------------------------------------        Director                                April 30, 1997
                   Matthew J. Suhey

                 /s/ SANDRA L. POOLE
     -------------------------------------------        Director                                April 30, 1997
                   Sandra L. Poole

               /s/ J. RANDALL WOOLRIDGE
     -------------------------------------------        Director                                April 30, 1997
                 J. Randall Woolridge
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